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                                                                   EXHIBIT 99.1
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CONTACTS:   Michele Norwood                      Trade Press: Holly Hagerman
            Internet Security Systems            Connect Public Relations
            678-443-6142                         801-373-7888
            mnorwood@iss.net                     hollyh@connectpr.com

                                                 Business Press: Kristin Nofi
                                                 Brodeur Porter Novelli
                                                 617-587-2884
                                                 knofi@brodeur.com
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FOR IMMEDIATE RELEASE

      ISS ACQUIRES NETREX SECURE SOLUTIONS, REINFORCES POSITION AS LEADING
                   PROVIDER OF SECURITY MANAGEMENT SOLUTIONS

         ~ NEW ESERVICES OFFERINGS INCREASE ISS' ADDRESSABLE MARKET BY
              MEETING THE NEED FOR OUTSOURCE SECURITY SOLUTIONS ~

         ATLANTA, GA.-AUGUST 31, 1999 - ISS Group, Inc., parent company of Internet Security Systems, Inc. (ISS) (NASDAQ: ISSX), today announced a definitive agreement to acquire privately-held Netrex Secure Solutions of Southfield, MI, a pioneer and leading provider of remote, security monitoring services with revenues for the year ended December 31, 1998 of approximately $21.8 million. Founded in 1992 with a current services customer base of more than 500 customers, Netrex is the pioneer and largest independent provider of security management services.

         This acquisition represents a major development in the Internet security industry, as ISS extends its market leadership position to provide Managed Security Services critical to the protection of corporate e-commerce programs and to the growth of e-businesses.

         "This combination is about growth and opportunity. As our customers transition from brick and mortar enterprises to e-businesses, they demand more protection of their vital information assets and the systems that manage them," said Tom Noonan, President and Chief Executive Officer, ISS. "ISS now delivers an end to end security management solution through our SAFEsuite(R) security management platform coupled with around-the-clock security monitoring through our managed services offerings." Noonan


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         added, "ISS is excited to be the first enterprise security management company to deliver an unmatched security solution that protects the availability, integrity and confidentiality of our customer's e-businesses."

         Under the terms of the agreement, approximately 2,450,000 unregistered shares of ISS Group stock will be issued for all of the outstanding stock of Netrex. There is a commitment to register up to 28% of the shares being issued in this transaction in a filing with the Securities and Exchange Commission in the near future. Additionally, options outstanding under the Netrex option plan will be assumed under the ISS Stock Option Plan. The transaction is to be accounted for using the pooling-of-interests method of accounting.

ISS AND NETREX COMBINE TO FORM NEW ISS ESERVICES ORGANIZATION

         Netrex and its ePatrol(TM) family of managed security offerings will form the critical foundation for a new ISS eServices business unit charterEd with capturing the rapidly expanding Managed Security Services market, expected to increase to $1.3 billion in 2002, according to analysts. By leveraging the existing Netrex infrastructure and its market-leading technology for providing highly scalable remote management of best-of-breed security technologies, ISS and its established base of Internet Service Providers (ISP) and Telecommunications partners will be able to provide an unmatched solution for worry-free Security Management. ISS eServices will work closely with the established ISS Enterprise Software organization, other best-of-breed security providers and world-class service provider partners to continue to provide security management software and services solutions that meet customers' evolving needs.

ISS SIGNIFICANTLY EXPANDS ADDRESSABLE MARKET

         By enabling the delivery of Security Management Solutions through a managed services model, this acquisition dramatically increases the addressable market for ISS. With ePatrol, virtually every organization with an Internet connection and valuable electronic assets becomes a prospect for ISS' security management solutions. This expanded market opportunity, on top of a healthy annual growth rate for ISS' established SAFEsuite portfolio of security management software products will act as a foundation for ISS' continued strong growth.

         Citigroup Vice President and Chief Information Security Officer, Stephen Katz, commented, "The growth of the Managed Security Services market is important. The



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potential for managed services should continue to grow as more and more organizations are driven to focus on core business functions and look to external service providers to manage their security risks through the coordination of multiple security components and applications."

ISS ESERVICES ADDRESS GROWING REQUIREMENTS FOR OUTSOURCED SECURITY SOLUTIONS

         Designed for businesses that need security but may not have the time, internal resources or expertise to effectively protect networked systems and data, Managed Security Services enable customers to put their security in the hands of trusted experts who conduct 24x7 security monitoring and management of their networks from a technically advanced Network Operations Center (NOC). Managed Security Services also ensure customers critical piece of mind as experts not only watch over their network but use leading-edge technology to continually respond and manage the wide and increasing range of security threats and vulnerabilities. The acquisition delivers on ISS' strategy to provide customers with a critical security control system that can objectively manage and control enterprise security policy across the entire IT infrastructure, including systems, databases, networks, and critical business and e-commerce applications.

         Netrex's ePatrol is the industry's most complete suite of Managed Security Services for around-the-clock protection of digital assets. Netrex's Managed Security Services are backed by Security-1(TM), a comprehensive methodology for enforcing security policy and managing security risks across the IT infrastructure. ePatrol currently provides remote management of the industry's best-of-breed security technology from Check Point, ISS, Trend Micro and Security Dynamics including firewalls, VPNs, anti-virus and URL filtering software, and intrusion detection systems.

         Previously responsible for leading Bell South's Internet subsidiary, Charles Meyers, most recently ISS Vice President of Corporate and Business Development, will lead the new ISS eServices team as its Vice President and General Manager. Mark Sims and Mike Sappington, President and Chief Operating Officer respectively, will continue to play significant roles as leading the product and field organizations within the new ISS eServices business unit.

         "Mark Sims, Mike Sappington and their team at Netrex have built one of the true market leaders in Managed Security Services," said Charles Meyers, Vice President and



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General Manager, ISS eServices. "We are thrilled to have them join ISS and look forward to working together as we focus on taking ePatrol and the underlying Managed Security Services technology to the next level."

ABOUT ISS

         ISS is the world's leading provider of security management solutions for e-business. By offering best-of-breed SAFEsuite security software, comprehensive ePatrol monitoring services and industry-leading expertise, ISS serves as its customers' trusted security provider protecting digital assets and ensuring the availability, confidentiality and integrity of computer systems and information critical to e-business success. ISS' security management solutions protect more than 5,000 customers including 21 of the 25 largest U.S. commercial banks, 9 of the 10 largest telecommunications companies and over 35 government agencies. Founded in 1994, ISS is headquartered in Atlanta, GA with additional offices throughout North America and international operations in Asia, Australia, Europe and Latin America. For more information, visit the ISS Web site at www.iss.net or call 800-776-2362.

                                     # # #

EDITORS NOTE: ISS will hold a conference call for press, analysts and interested parties on August 31, 1999 at 8:00 a.m. PST/11:00 a.m. EST. Domestic call-in number 888-847-6590
International call-in number: 630-395-0346.
Pass code: ISSX (or 4779)
A replay of the conference call will be available at 3:00 p.m.
PST/6:00 p.m. EST August 31, 1999 through September 7, 1999.
Domestic replay number: 800-327-0517
International replay number: 402-220-0184.

This release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for the Company's products; the volume and timing of orders; product and price competition; the Company's ability to expand its domestic and international sales and marketing organizations; the Company's ability to develop new and enhanced products; the Company's ability to attract and retain key personnel; the mix of distribution channels through which the Company's products are sold; the growth in the acceptance and use of the Internet and of private Internet-protocol networks or "intranets"; the extent to which unauthorized access and use of online information is perceived as a threat to network security; customer budgets; the assertion of infringement claims with respect to the Company's intellectual property; seasonal trends in customer purchasing; foreign currency exchange rates; general economic factors; and risks concerning the rapid change of technology. These risks and others are discussed in the Company's periodic filings with the Securities and Exchange Commission. These filings can be obtained either by contacting ISS Investor Relations or through the Securities and Exchange Commission's Web site at "http://www.sec.gov".

Internet Security Systems and SAFEsuite are trademarks of Internet Security Systems, Inc.